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                                                                    EXHIBIT 99.2

                                                                       EXHIBIT A


                              ARTICLES OF AMENDMENT
                                       TO
              THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                    BTG, INC.

            1. The name of the corporation is BTG, Inc.

            2. On September 16, 1998, pursuant to Section 13.1-639 of the Virginia Stock Corporation Act and the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors of the Corporation (the "Board") duly adopted the following resolutions creating a class of 17,500 shares of preferred stock designated as Class A Preferred Stock:

                        RESOLVED, that it is hereby declared to be in the best
            interests of the Corporation that the Amended and Restated Articles of Incorporation of the Corporation be amended to create a new class of Preferred Stock to consist of 17,500 shares and to be designated as Class A Preferred Stock, par value $.01 per share (the "Class A Preferred Stock") and to determine the preferences, limitations and relative rights of the Class A Preferred Stock by adding to Article 3 of such Amended and Restated Articles of Incorporation, a new section entitled "Class A Preferred Stock", to read in the form attached hereto as Appendix I.

                        RESOLVED, that the amendment to the Amended and Restated
            Articles of Incorporation of the Corporation attached hereto as Appendix I is hereby adopted and that the appropriate officers of the Corporation are authorized and directed to prepare and to file with the State Corporation Commission of the Commonwealth of Virginia this amendment to the Amended and Restated Articles of Incorporation to give effect thereto.

            3. That Appendix I hereto constitutes the amendment referred to in the following resolutions.

            4. That such amendment to the Amended and Restated Articles of Incorporation of the Corporation was adopted by the Board of Directors of the Corporation on September 16, 1998. Shareholder action was not required.


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Dated: September 16, 1998

ATTEST:                                   BTG, INC.



/s/ Dennis A. Adelson                     By:  /s/ Todd Stottlemyer
---------------------                          --------------------
Name:  Dennis A. Adelson                  Name:  Todd Stottlemyer
Title:  Asst. General Counsel             Title:  Senior Vice President


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                                                                      Appendix I


            Section 1. Designation and Amount. The shares of such class, par value $.01 per share, shall be designated as "Class A Preferred Stock" and the number of shares constituting such class shall be 17,500. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Class A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Class A Preferred Stock.

            Section 2. Dividends and Distributions.

            (A) Subject to the prior and superior rights of the holders of any shares of any class of Preferred Stock ranking prior and superior to the shares of Class A Preferred Stock with respect to dividends, the holders of shares of Class A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of April, July, October and January, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after first issuance of a share or fraction of a share of Class A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock"), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class A Preferred Stock. In the event the Corporation shall at any time after September 16, 1998 (the "Rights Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the


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denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) The Corporation shall declare a dividend or distribution on the Class A Preferred Stock as provided in paragraph (A) above immediately after the Corporation declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Class A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

            (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Class A Preferred Stock, unless the date of issue of such shares is prior to the record date set for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Class A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Class A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class A Preferred stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

            Section 3. Voting Rights. The holders of shares of Class A Preferred Stock shall have the following voting rights:

            (A) Subject to the provision for adjustment hereinafter set forth, each share of Class A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying


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such number by a fraction the numerator of which is the number of shares of
Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) Except as otherwise provided by law, the holders of shares of Class A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (C) Except as set forth herein, holders of Class A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

            Section 4. Certain Restrictions.

            (A) Whenever dividends or distributions payable on the Class A Preferred Stock as provided in Section 2 are not paid, thereafter and until such dividends and distributions, whether or not declared, on shares of Class A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                 (i) declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock; or

                 (ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class A Preferred Stock, except dividends paid ratably on the Class A Preferred Stock and all such parity stock on which dividends are payable in proportion to the total amounts to which the holders of all such shares are then entitled; or

                 (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Class A Preferred Stock; or

                 (iv) redeem or purchase or otherwise acquire for consideration any shares of Class A Preferred Stock, or any shares of stock


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ranking on a parity with the Class A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

            Section 5. Reacquired Shares. Any shares of Class A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

            Section 6. Liquidation, Dissolution or Winding Up.

            (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock unless, prior thereto, the holders of shares of Class A Preferred Stock shall have received (.01) per share, plus any unpaid dividends and distributions payable thereon, whether or not declared, to the date of such payment (the "Class A Liquidation Preference"). Following the payment of the full amount of the Class A Liquidation Preference, no additional distributions shall be made to the holders of Class A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Class A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph
(C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) immediately above being referred to as the "Adjustment Number"). Following the payment of the full amount of the Class A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Class A Preferred Stock and Common Stock, respectively, holders of Class A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the


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Adjustment Number to one (1) with respect to such Preferred Stock and Common
Stock, on a per share basis, respectively.

            (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Class A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Class A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

            (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Class A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Class A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


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            Section 8. Redemption. The outstanding shares of Class A Preferred
Stock may be redeemed as a whole, but not in part, at any time, or from time to time, at the option of the Board, at a cash price per share equal to 105 percent of (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date are payable on the shares to be redeemed and have not been paid or declared, and a sum sufficient for the payment thereof set apart, without interest. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the 30 day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing sale prices with respect to a share of Common Stock during such 30 day period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board in good faith.

            Section 9. Ranking. Notwithstanding anything contained herein to the contrary, the Class A Preferred Stock shall rank junior to all other classes of the Corporation's Preferred Stock as to voting rights, the payment of dividends and the distribution of assets in liquidation, unless the terms of any such class shall provide otherwise.

            Section 10. Amendment. The Amended and Restated Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Class A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Class A Preferred Stock, voting separately as a class.

            Section 11. Fractional Shares. Class A Preferred Stock may be issued in fractions of a share which shall entitle the holders, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Class A Preferred Stock.


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            IN WITNESS WHEREOF, I have executed and subscribed this Amendment to the Amended and Restated Articles of Incorporation and do affirm the foregoing as true under the penalties of perjury this 16th day of September, 1998.

Attest:                                   BTG, INC.


By: /s/ Dennis A. Adelson                 By:  /s/ Todd Stottlemyer
    -------------------------                  --------------------
Name:  Dennis A. Adelson                  Name:  Todd Stottlemyer
       ----------------------             Title:  Senior Vice President
Title:  Asst. General Counsel
       ----------------------

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